UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2006
CCE Spinco, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

9348 Civic Center Drive		90210
Beverly Hills, CA		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 867-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release dated January 9, 2006

Item 8.01 Other Events.
     On January 9, 2006 CCE Spinco, Inc. (the “Company” or “CCE Spinco”) published a press release announcing its decision to change its name to Live Nation, Inc. by means of a parent/subsidiary merger with its wholly owned subsidiary, Live Nation, Inc. (the “Merger”). Pursuant to a resolution approved by the board of directors, CCE Spinco filed a Certificate of Ownership and Merger on January 6, 2006 to complete the Merger and to change its name. The common stock of the Company will trade under the name Live Nation, Inc. beginning on January 9, 2006; the Company’s common stock will retain the ticker symbol LYV.
     A copy of the press release announcing the completion of the merger and change of CCE Spinco’s corporate name is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press release dated January 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 6, 2006

CCE SPINCO, INC.
By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Accounting Officer

Exhibit Index
99.1 Press release dated January 9, 2006.